Eagle Bancorp, Inc. 8-K

Exhibit 99.1

Ticker: EGBN www.EagleBankCorp.com Stephens, Inc. Investor Field Trip August 15, 2018

1 Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn 240 - 497 - 2040 mflynn@eaglebankcorp . com

2 Company Overview ▪ Eagle Bancorp, Inc. is a highly profitable, quality focused community bank headquartered in Bethesda, Maryland ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ Focused on the Washington, DC metropolitan area, with streamlined network of 20 branches ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ Most profitable bank headquartered and operating in the state of Maryland Data as - of June 30, 2018.

3 Investment Highlights ▪ Focused on Profitability and Balanced Financial Performance ▪ Strong Net Interest Margin = 4.15% ▪ DDA’s as a percentage of Deposit Mix = 32.26% ▪ Operating Leverage with streamlined branch system: Efficiency Ratio = 38.66% ▪ Clean Asset Quality: NPAs/Assets = 0.16% ▪ Low Charge - Off History: NCOs/Average Loans = 0.05% ▪ Demonstrated Consistent Organic Growth, combined with Proven Ability to Evaluate and Execute Acquisitions ▪ Strategic Geographic Market Positioning ▪ Dedicated Board Focused on Vision and Governance NOTE: Financial data at or for the quarter ended June 30, 2018.

Experienced Senior Management Team 4 Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 31 20 Susan G. Riel Sr. EVP & COO - EagleBank, EVP Eagle Bancorp 42 20 Charles D. Levingston EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 18 7 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 33 7 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 33 4 Janice L. Williams EVP & Chief Credit Officer 24 15

5 Summary Statistics NOTE: Data as - of June 30, 2018 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in the ap pendices on pages 32 - 35. Total Assets: $7.9 billion Total Loans: $6.7 billion Total Deposits: $6.3 billion Tangible Common Equity: $916.3 million (1) Tangible Book Value per Common Share: $26.71 (1) Shares Outstanding (at close July 31, 2018): 34,308,793 Market Capitalization (at close July 31, 2018): $1.85 billion Insider Ownership: 7.7% Institutional Ownership: 71% Member of Russell 2000 Yes

EagleBank Branch Locations Montgomery County Prince George’s County Fairfax County Loudoun County Washington, DC N I - 270 I - 95 I - 495 US 50 I - 95 I - 495 I - 66 I - 495 Branch System Virginia 9 Maryland 6 Washington, DC 5 Total 20 NOTE: Branch total as of June 30, 2018. Arlington Alexandria 6

(Dollar values in thousands) Washington, DC Metropolitan Area Local June 30, June 30, 2017 Community 2016 2017 Annual Market Rank Banks Company Name Branches Balance Balance Growth Share 1 Bank of America Corp. 153 30,275,134 31,960,708 5.6% 16.1% 2 Wells Fargo & Co. 163 31,872,851 31,634,621 -0.7% 15.9% 3 Capital One Financial Corp. 136 25,654,173 27,715,433 8.0% 13.9% 4 SunTrust Banks Inc. 156 18,602,750 19,627,554 5.5% 9.9% 5 BB&T Corp. 183 13,470,334 13,923,629 3.4% 7.0% 6 PNC Financial Services Group Inc. 181 12,496,495 13,684,214 9.5% 6.9% 7 United Bankshares Inc. 70 5,386,027 8,587,160 59.4% 4.3% 8 Citigroup Inc. 34 7,911,000 8,115,000 2.6% 4.1% 9 1 Eagle Bancorp Inc. 21 5,404,317 5,953,269 10.2% 3.0% 10 M&T Bank Corp 77 4,241,489 4,433,787 4.5% 2.2% 11 Toronto-Dominion Bank 48 3,164,248 3,952,541 24.9% 2.0% 12 2 Sandy Spring Bancorp Inc. 34 2,741,591 3,006,830 9.7% 1.5% 13 3 Burke & Herbert Bank & Trust Co. 25 2,262,071 2,342,964 3.6% 1.2% 14 HSBC Holdings Plc 12 2,289,874 2,334,734 2.0% 1.2% 15 4 Access National Bank 16 1,054,862 2,147,518 103.6% 1.1% 16 5 WashingtonFirst Bankshares Inc. 19 1,563,287 1,750,497 12.0% 0.9% 17 6 Revere Bank 8 802,715 1,385,487 72.6% 0.7% 18 Union Bank & Trust 18 1,190,392 1,379,334 15.9% 0.7% 19 7 Old Line Bank 14 961,395 1,068,276 11.1% 0.5% 20 8 John Marshall Bank 6 762,331 879,000 15.3% 0.4% 21 9 Capital Bank 3 718,690 865,655 20.4% 0.4% 22 10 *First Virginia Community Bank 6 678,504 857,408 26.4% 0.4% 23 11 Community Bank of the Chesapeake 9 723,726 817,956 13.0% 0.4% 24 12 Congressional Bank 6 677,495 750,723 10.8% 0.4% 25 13 The Fauqier Bank 11 540,897 572,199 5.8% 0.3% All Other Market Participants 184 13,033,151 8,973,375 -31.1% 4.5% Market Total 1,593 188,479,799 198,719,872 5.4% 100.0% 7 Deposit Market Share NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are sub stantially from outside of the defined market area. * Merger Pending. SOURCE: FDIC, as of June 30, 2016 and June 30, 2017. 78.1%

Performance Statistics NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $10 billion. (2) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. * Impact of July 2016 Sub - Debt raise in 2016Y was (9bps) . * * Data for 2017Y is shown on an operating basis. 8 Peer Group (1) Key Ratios (at or for the period ended) 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q1 ■ Net Interest Margin 4.30% 4.44% 4.33% 4.16%* 4.15% 4.17% 4.15% 3.54% ■ Efficiency Ratio 49.90% 50.67% 42.49% 40.29% 37.84% 38.38% 38.66% 61.57% ■ NPAs + 90 Days Past Due/Total Assets 0.90% 0.68% 0.31% 0.30% 0.19% 0.19% 0.16% 0.54% ■ Allowance Loan Losses/Gross Loans 1.39% 1.07% 1.05% 1.04% 1.01% 1.00% 1.00% 0.97% ■ Reserve/NPLs (Coverage Ratio) 165.66% 205.30% 397.95% 330.49% 489.20% 491.56% 612.42% 245.50% ■ Net Charge-Offs to Average Loans (annualized) 0.23% 0.17% 0.17% 0.09% 0.06% 0.06% 0.05% 0.06% ■ Tangible Common Equity/Tangible Assets (2) 8.86% 8.54% 10.56% 10.84% 11.45% 11.57% 11.79% N/A ■ Tier 1 Leverage Ratio 10.93% 10.69% 10.90% 10.72% 11.45% 11.76% 11.97% 10.11% ■ Return on Average Assets 1.37% 1.31% 1.49% 1.52% 1.62%** 1.91% 1.92% 1.20% ■ Return on Average Common Equity 14.60% 13.50% 12.32% 12.27% 12.67%** 14.99% 14.93% 8.08% ■ Earnings Per Share (Diluted) $1.76 $1.95 $2.50 $2.86 $3.35** $1.04 $1.08 N/A EGBN

$0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 Millions of Dollars 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 Total Assets Consistent Balance Sheet Growth NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. 9 $7,880 *

$5,000 $7,500 $10,000 $12,500 $15,000 $17,500 $20,000 $22,500 $25,000 $27,500 $30,000 $32,500 $35,000 $37,500 Thousands of Dollars 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 Net Income Available to Common SBLF Dividend Consistent Net Income Growth $37,295 10 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. GAAP basis i nco me for Q4 2017 was $15.6 million. *

$2.92 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 EPS (Reported) EPS (Operating) $2.92 Earnings per Share $2.50 11 $2.08 $1.76 NOTE: There was a 10% stock dividend paid on the common stock on June 14, 2013. Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses. EPS for 2017 is shown on an operating basis.; Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. $2.86 $3.35 $1.04 $1.95 $1.08

$12.89 $14.56 $18.83 $21.61 $24.67 $26.71 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018YTD Tangible Book Value per Share NOTE: Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. Virginia Heritage Bank acquisition closed on October 31, 2014. 12

4.30% 4.44% 4.33% 4.16% 4.15% 4.17% 4.15% 3.56% 3.58% 3.49% 3.48% 3.53% 3.54% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 EGBN Peer Group Net Interest Margin NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt raise in 2016 was (9bps). 13 *

0.37% 0.33% 0.36% 0.44% 0.58% 0.73% 0.96% 0.52% 0.45% 0.42% 0.44% 0.54% 0.65% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 Cost of Funds EGBN Peer Group 4.67% 4.77% 4.69% 4.60% 4.73% 4.90% 5.11% 4.13% 4.06% 3.93% 3.93% 4.06% 4.18% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 Yield on Average Earning Assets EGBN Peer Group Yields and Cost of Funds NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt Raise in 2016 was (5bps). The Sub - Debt raise impact on Cost of Funds in 2016 was 4bps. 14 * * 5.51% 5.37% 5.24% 5.11% 5.17% 5.30% 5.53% 4.96% 4.72% 4.48% 4.41% 4.52% 4.62% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 Yield on Loans EGBN Peer Group

15 Moderate Interest Rate Risk Position Virginia Heritage Bank acquisition closed on October 31, 2014. ▪ Both assets and liabilities remain short with repricing durations at 16 months on loans and 24 months on deposits ▪ A 100 bps shock increase would increase Net Interest Income by about $18.8 million or 6.5% on a static balance sheet over a 12 month period (Dollar value in thousands) Interest Rate Indicators and Trends 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 Repricing Duration of Assets and Liabilities (months) Investments 50 49 47 43 41 40 37 Loans 26 27 25 23 17 16 16 Deposits 32 34 32 27 26 22 24 Borrowings 16 30 40 64 21 21 23 Economic Value of Assets and Liabilities Book Value of Portfolio Loans 2,945,158$ 4,312,399$ 4,998,368$ 5,618,820$ 6,348,262$ 6,603,351$ 6,652,678$ Economic Value of Portfolio Loans 2,979,180$ 4,314,618$ 5,000,717$ 5,624,085$ 6,368,262$ 6,604,523$ 6,656,817$ Premium (Discount) in Loans 1.2% 0.1% 0.0% 0.1% 0.3% 0.0% 0.1% Book Value of Deposits 3,225,413$ 4,310,768$ 5,158,445$ 5,717,837$ 5,852,129$ 6,121,211$ 6,268,405$ Economic Value of Deposits 3,148,113$ 4,197,226$ 5,002,426$ 5,548,300$ 5,543,159$ 5,747,492$ 5,984,186$ Premium (Discount) in Deposits -2.4% -2.6% -3.0% -3.0% -5.3% -6.1% -4.5% Book Value of Equity 393,864$ 620,761$ 738,602$ 842,799$ 950,438$ 985,180$ 1,023,136$ Economic Value of Equity 504,253$ 734,935$ 896,974$ 1,030,450$ 1,291,456$ 1,244,184$ 1,190,838$ Equity Premium Percentage 28.0% 18.4% 21.4% 22.3% 35.9% 26.3% 16.4% Interest Rate Shock Analysis SHORT TERM EFFECTS (dollars in thousands) Net Interest Income - Flat balance Sheet 146,422$ 202,091$ 250,826$ 270,909$ 290,055$ 298,544$ 291,536$ Net Interest Income - + 100 basis point shock 143,418$ 197,675$ 250,113$ 276,988$ 305,576$ 314,940$ 310,360$ Percentage Change -2.1% -2.2% -0.3% 2.2% 5.4% 5.5% 6.5% Net Interest Income - + 200 basis point shock 144,773$ 199,613$ 257,705$ 289,966$ 321,011$ 331,030$ 328,968$ Percentage Change -1.1% -1.2% 2.7% 7.0% 10.7% 10.9% 12.8% Net Interest Income - + 300 basis point shock 148,470$ 203,701$ 266,070$ 303,319$ 336,214$ 346,986$ 347,446$ Percentage Change 1.4% 0.8% 6.1% 12.0% 15.9% 16.2% 19.2% Net Interest Income - + 400 basis point shock 152,069$ 207,441$ 274,468$ 316,719$ 351,372$ 362,958$ 365,953$ Percentage Change 3.9% 2.6% 9.4% 16.9% 21.1% 21.6% 25.5% Net Interest Income - - 100 basis point shock 141,639$ 200,680$ 244,895$ 264,079$ 283,576$ 285,719$ 277,458$ Percentage Change -3.3% -0.7% -2.4% -2.5% -2.2% -4.3% -4.8% Net Interest Income - - 200 basis point shock 137,192$ 196,217$ 241,220$ 256,318$ 269,693$ 272,903$ 269,723$ Percentage Change -6.3% -2.9% -3.8% -5.4% -7.0% -8.6% -7.5%

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. Virginia Heritage Bank acquisition closed on October 31, 2014. Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. Q4 2017 is shown on an operating b asi s. 16

Consistently Improving Efficiency Ratio Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $ 10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. 17 50% 51% 42% 40% 40% 38% 39% 69% 68% 65% 64% 62% 62% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 EGBN Peer Group

(1) Core deposits include CDAR’s and ICS reciprocal deposits.  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance cost of funds, not a strategy to replace growth in core deposits Deposit Composition and Growth 18 (Dollar Values in Thousands) Deposit Type % of % of % of Balance Total Balance Total Balance Total Noninterest Bearing 1,851,437$ 31.6% 1,982,912$ 33.9% 2,022,916$ 32.4% Interest Bearing Transaction 405,210 6.9% 420,417 7.2% 435,484 6.9% Core Savings & Money Market (1) 2,272,855 38.7% 2,185,580 37.3% 2,178,918 34.6% Core CD's (1) 564,891 9.6% 548,182 9.4% 682,107 10.9% Wholesale Money Market 458,126 7.8% 435,566 7.4% 479,850 7.7% Wholesale CD's 315,178 5.4% 281,327 4.8% 469,483 7.5% Total Deposits 5,867,697$ 100% 5,853,984$ 100% 6,268,758$ 100% As of December 31, 2017 As of June 30, 2018As of June 30, 2017

Detail of Loan Portfolio NOTE: Data as of June 30, 2018  Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County  Held for Sale residential mortgages not included 19 (Dollar Value in Thousands) County C&I Owner Occupied CRE Income Producing CRE CRE Bridge Financing Owner Occupied Const. CRE Construction Land Residential Mortgage Consumer TOTAL % of Total Maryland Montgomery 384,095$ 154,120$ 247,044$ 246,209$ 16,461$ 129,225$ 1,003$ 21,823$ 45,633$ 1,245,613$ 18.7% Prince George's 127,880 132,462 210,239 23,018 8,100 55,145 11,181 337 1,903 570,265 8.6% Baltimore 26,954 30,367 64,606 85,346 3,731 5,713 - - 229 216,946 3.3% Anne Arundel 8,686 13,265 24,097 8,294 - 20,456 983 1,787 1,172 78,740 1.2% Frederick 4,436 721 68,360 3,712 - - 4,483 747 337 82,796 1.2% Howard 19,037 32,516 21,343 7,386 - 683 2,134 757 1,776 85,632 1.3% Eastern Shore 3,202 11,682 64,013 31,745 - 144 - 1,777 201 112,764 1.7% Charles 4,623 20,389 819 - - - 3,125 456 28 29,440 0.4% Other MD 4,734 9,093 17,660 - - 1,911 4,338 - 577 38,313 0.6% Washington DC 345,168 214,772 610,147 320,259 8,598 556,216 14,871 38,899 15,124 2,124,054 32.0% Virginia Fairfax 264,267 63,351 207,292 109,821 - 149,880 4,947 13,409 12,996 825,963 12.4% Loudoun 28,905 48,940 49,111 6,864 10,070 7,381 3,074 815 3,304 158,464 2.4% Arlington 62,301 1,946 83,807 78,974 1,520 38,072 4,361 741 2,053 273,775 4.1% Alexandria 45,316 13,648 18,021 9,500 - 36,836 - 1,701 1,733 126,755 1.9% Prince William 5,355 32,971 84,483 9,500 - 7,633 698 317 1,584 142,541 2.1% Fauquier 976 3,699 5,233 311 - - - - 261 10,480 0.2% Other VA 14,077 44,932 101,326 - - 457 609 349 861 162,611 2.4% Other USA 117,076 23,823 80,599 101,246 - 13,461 8,268 19,501 2,578 366,552 5.5% Total $1,467,088 $852,697 $1,958,200 $1,042,185 $48,480 $1,023,213 $64,075 $103,416 $92,350 $6,651,704 100.0% % of Total 22.1% 12.8% 29.3% 15.7% 0.7% 15.4% 1.0% 1.6% 1.4% 100.0% 34.9% 45.0% 17.1%

Credit Quality Trends 20 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 Nonperforming Assets: Accruing Loans 90 or More Days Past Due -$ -$ -$ -$ -$ -$ -$ Nonaccrual 24,702 22,443 13,239 17,875 13,238 13,388 10,876 Total Nonperforming Loans (NPLs) 24,702$ 22,443$ 13,239$ 17,875$ 13,238$ 13,388$ 10,876$ Other Real Estate Owned (OREO) 9,225 13,224 5,852 2,694 1,394 1,394 1,394 Total Nonperforming Assets 33,927$ 35,667$ 19,091$ 20,569$ 14,632$ 14,782$ 12,270$ Performing Restructured Loans (TDRs) 7,944 13,502 11,836 7,924 12,339 11,499 15,123 NPAs/Assets 0.90% 0.68% 0.31% 0.30% 0.20% 0.19% 0.16% NPAs+TDRs/Assets 1.11% 0.94% 0.51% 0.41% 0.36% 0.34% 0.35% Reserves 40,921$ 46,075$ 52,687$ 59,073$ 64,758$ 65,807$ 66,609$ Reserves/Loans 1.39% 1.07% 1.05% 1.04% 1.01% 1.00% 1.00% Charge-Offs NCOs/Average Loans 0.23% 0.17% 0.17% 0.09% 0.06% 0.06% 0.05%

Consistent Asset Quality Total Loans ($mms) 21 Note: Virginia Heritage Bank acquisition closed on October 31, 2014. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Jun- 14 Sep- 14 Dec- 14 Mar- 15 Jun- 15 Sep- 15 Dec- 15 Mar- 16 Jun- 16 Sep- 16 Dec- 16 Mar- 17 Jun- 17 Sep- 17 Dec- 17 Mar- 18 Jun- 18 Total Loans ($) NPAs (%) Charge Offs (%) (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2013 $452,063 0.90% 0.23% 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 $679,525 0.30% 0.09% 2017 $733,635 0.19% 0.06% 2018 YTD $240,176 0.16% 0.05% Net Charge-Off History for the periods ended June 30, 2018 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.04% 0.04% Owner Occupied CRE 0.01% 0.01% Construction and Land 0.08% 0.08% Commercial & Industrial 0.15% 0.23%

Strength in C&I Lending  At 22% of the Loan Portfolio, EagleBank has a much larger presence in C&I Lending than other local peer banks  C&I Loan Portfolio is predominantly variable rate loans  29% Annual growth rate of Owner Occupied Loans, which are key to small and mid - market relationships  DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy  Treasury Management services provide opportunity for relationship retention and expansion 22

CRE Risk Management  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team 23

CRE Concentration 24 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on t he Company’s asset size at the time of reporting. (2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk - based capital. * Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Q1 2018Q2 Total CRE Portfolio (excl Own Occ) 820,442$ 909,058$ 1,147,897$ 1,431,984$ 1,660,266$ 2,453,662$ 2,978,550$ 3,246,636$ 3,900,263$ 4,035,641$ 4,030,675$ CRE/Total Loans (1) 58.50% 51.77% 47.63% 57.44% 56.37% 56.78% 59.59% 57.18% 60.83% 61.12% 60.88% CRE Nonperforming Loans NPLs/Total CRE 1.76% 1.43% 1.67% 1.40% 0.88% 0.23% 0.22% 0.34% 0.16% 0.16% 0.11% Peer NPLs/Total CRE (1) 4.45% 4.42% 3.52% 2.40% 1.50% 0.86% 0.53% 0.40% 0.33% 0.35% Total Net Charge Offs NCOs/Total CRE 0.07% 0.18% 0.09% 0.18% 0.07% 0.07% 0.06% 0.04% 0.07% 0.02% 0.01% Peer NCOs/Total CRE (1) 1.55% 1.53% 1.10% 0.67% 0.22% 0.06% 0.01% 0.01% 0.01% 0.00% CRE Concentration (2) 403.06% 401.12% 392.96% 375.05% 377.00% 388.64% 394.40% 319.33% 345.17% 345.57% 333.76%  CRE Concentration is declining

ADC Concentration 25 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on t he Company’s asset size at the time of reporting. (2) Represents ADC concentration as a percentage of EGBN consolidated risk - based capital. (3) Adjusted ADC Concentration exclud es loans which are income producing and have a U & O permit. * Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Q1 2018Q2 Total ADC Portfolio 252,494$ 327,718$ 448,470$ 539,069$ 628,880$ 798,241$ 909,654$ 976,599$ 1,413,922$ 1,433,297$ 1,413,671$ ADC/Total Loans (1) 18.00% 18.66% 18.61% 21.62% 21.35% 18.47% 18.20% 17.20% 22.05% 21.71% 21.35% Adjusted ADC Portfolio 1,388,134$ ADC Nonperforming Loans NPLs/Total ADC 6.30% 4.50% 3.89% 3.45% 1.33% 0.51% 0.08% 0.13% 0.05% 0.16% 0.01% Peer NPLs/Total ADC (1) 10.75% 11.24% 8.85% 6.51% 2.91% 1.28% 0.63% 0.35% 0.21% 0.17% Total Net Charge Offs NCOs/Total ADC 0.07% 0.52% 0.28% 0.44% 0.21% 0.26% -0.02% 0.16% 0.15% -0.02% -0.01% Peer NCOs/Total ADC (1) 3.88% 4.30% 3.09% 2.37% 0.46% -0.11% -0.04% -0.06% -0.04% -0.03% ADC Concentration (2) 124.04% 144.60% 153.52% 141.19% 142.80% 126.44% 120.45% 96.05% 125.13% 122.73% 117.06% Adjusted ADC Concentration (3) 114.99%  ADC Concentration is declining

Capital Strength  $150 million of 10 Year, 5 Year non - call, 5.00% Subordinated Notes sold in July 2016  $100 million of Common Equity raised through an underwritten offering in March 2015  $70 million of 10 Year non - call 5.75% Subordinated Notes sold in August 2014  $10 million of Common Equity raised through an underwritten offering in October 2012  $35 million of Common Equity raised through an At the Market Offering during May through October 2012 (1) This constitutes a non - GAAP financial measure. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. * Data for 2017 is shown on an ope rating basis. 26 (Dollar Values in Thousands) 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 Total Assets 3,771,503$ 5,247,880$ 6,075,577$ 6,890,096$ $ 7,493,617* 7,698,060$ 7,880,017$ Total Common Stockholders' Equity 337,263$ 548,859$ 738,601$ 842,799$ $ 965,026* 985,180$ 1,023,137$ Total Regulatory Capital 440,332$ 631,340$ 755,212$ 1,016,713$ 1,129,954$ 1,167,824$ 1,207,659$ Tier 1 Leverage Ratio 10.93% 10.69% 10.90% 10.72% 11.45% 11.76% 11.97% Tier 1 Risk Based Capital Ratio 11.53% 10.39% 10.68% 10.80% 11.23% 11.57% 12.03% Total Risk Based Capital Ratio 13.01% 12.97% 12.75% 14.89% 15.02% 15.32% 15.77% Common Equity Tier 1 (CETI) Ratio N/A N/A 10.68% 10.80% 11.23% 11.57% 12.03% Tangible Common Equity Ratio (1) 8.86% 8.54% 10.56% 10.84% 11.45% 11.57% 11.79%

Key Success Factors  Building and maintaining core relationships o Cross sales o Focus on key customers  Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Portfolio is balanced among C&I, CRE and Construction o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem credits  Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o Increasing quarterly profitability since January 1, 2009 has consistently bolstered the capital position 27

Key Success Factors (continued)  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  Proper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate 28

EagleBank Growth Strategy  Profitability • Pricing discipline to sustain Net Interest Margin • Prudent expense management with streamlined branch system to maintain Efficiency Ratio  Sustain Credit Quality • Maintain balanced portfolio mix: C&I, CRE and Construction • Enhanced monitoring of individual credits • Expanded stress testing  Emphasis on Organic Growth • Only 3.00% deposit market share in DC Metro Area • Significant opportunities to expand C&I business line including loans and treasury management products • Attract new relationships and develop cross sell opportunities  Expanded Sources of Noninterest Income • SBA guaranteed loans, residential mortgage origination, FHA commercial mortgage origination, treasury management services, insurance 29

Total Return Performance 1 Year 3 Year 5 Year EGBN (13.5%) 21.7% 105.8% NASDAQ Bank Stock Index 11.7% 44.6% 75.3% NASDAQ Stock Market Index 20.9% 49.6% 111.6% S & P 500 Index 14.0% 33.9% 67.1% EGBN Stock Price Performance SOURCE : SNL Financial, Chart and calculations as of close of trading on July 31, 2018 30

Appendices 31

Non - GAAP Reconciliation 32 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 Common shareholders' equity 933,982$ 950,439$ 985,180$ 1,023,137$ Less: Intangible assets (107,150) (106,617) (107,097) (106,820) Tangible common equity 826,832$ 843,822$ 878,083$ 916,317$ Book value per common share 27.33$ 27.80$ 28.72$ 29.82$ Less: Intangible book value per common share (3.14) (3.12) (3.12) (3.11) Tangible book value per common share 24.19$ 24.68$ 25.60$ 26.71$ Total assets 7,393,656$ 7,475,925$ 7,698,060$ 7,880,017$ Less: Intangible assets (107,150) (107,212) (107,097) (106,820) Tangible assets 7,286,506$ 7,368,713$ 7,590,963$ 7,773,197$ Tangible common equity ratio 11.35% 11.45% 11.57% 11.79%

Non - GAAP Reconciliation 33 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017* Common shareholders' equity 337,263$ 548,859$ 738,601$ 842,799$ 965,026$ Less: Intangible assets (3,510) (109,908) (108,542) (107,419) (107,212) Tangible common equity 333,753$ 438,951$ 630,059$ 735,380$ 857,814$ Book value per common share 13.03$ 18.21$ 22.07$ 24.77$ 28.23$ Less: Intangible book value per common share (0.14) (3.65) (3.24) (3.16) (3.14) Tangible book value per common share 12.89$ 14.56$ 18.83$ 21.61$ 25.09$ Total assets 3,771,503$ 5,247,880$ 6,076,649$ 6,890,097$ 7,493,617$ Less: Intangible assets (3,510) (109,908) (108,542) (107,419) (107,212) Tangible assets 3,767,993$ 5,137,972$ 5,968,107$ 6,782,678$ 7,386,405$ Tangible common equity ratio 8.86% 8.54% 10.56% 10.84% 11.61% * Data for 2017 is shown on an operating basis.

Non - GAAP Reconciliation 34 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) GAAP Change Non-GAAP GAAP Change Non-GAAP Income Statements: Income tax expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net income 15,569$ 14,588 30,157$ 100,232$ 14,588 114,820$ Performance Ratios (annualized): Return on average assets 0.82% 1.60% 1.41% 1.62% Return on average common equity 6.49% 12.57% 11.06% 12.67% Assets GAAP Change Non-GAAP Deferred income taxes 28,770 14,588 43,358 Total Assets 7,479,029$ 14,588$ 7,493,617$ Shareholders' Equity Retained earnings 431,544 14,588 446,132 Total Shareholders' Equity 950,438 14,588 965,026 Total Liabilities and Shareholders' Equity 7,479,029$ 14,588 7,493,617$ Interest Income GAAP Change Non-GAAP GAAP Change Non-GAAP Income Tax Expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net Income 15,569$ 14,588$ 30,157$ 100,232$ 14,588$ 114,820$ Earnings Per Common Share Basic 0.46$ 0.43$ 0.88$ 2.94$ 0.43$ 3.36$ Diluted 0.45$ 0.42$ 0.88$ 2.92$ 0.42$ 3.35$ Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 As of December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017

Non - GAAP Reconciliation Footnotes 35 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non -GAAP financial measures derived from GAAP -based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book va lue per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculati on of capital for bank regulatory purposes, which excludes intangible assets from the c alculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

36 Market Information – Washington, DC MSA  Population 6.2 Million □ 6th largest market in the U.S.  Employment 3.3 Million □ 51,500 new jobs created in 12 months ended June 2018 □ Employment growth driven by private sector, over 220,000 net new private sector jobs created over last five years □ Unemployment rate of 3.7% vs. US average of 4.0% (June 2018)  Gross Regional Product (GRP) $509 Billion □ 5th largest regional economy in the U.S. □ 16.7% growth in GRP over the last 10 years □ Federal Government Spending is 30.0% of GRP □ Highest median household income of any major U.S. market SOURCE: Bureau of Labor Statistics, Stephen S. Fuller Institute - George Mason University

37 Other 8.9% Non-Local Business 10.6% Associations 2.2% Hospitality 3.6% International 4.9% Other Federal 13.7% Federal Procurement 16.3% Local Business 39.9% Greater Washington Economy NOTE: Other includes Health Care/Education and Media SOURCE: The Wall Street Journal, Stephen S. Fuller Institute - George Mason University, Bureau of Economic Analysis Total Federal Spending = 30% of GRP GRP Contribution by Sub - market Gross Regional Product $509 Billion Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0%

Loan Portfolio and Growth 38 (Dollar Values in Thousands) Annual Growth Rate Loan Type Balance % of Total Balance % of Total Balance % of Total % Commercial and Industrial 1,319,736$ 22.1% 1,375,939$ 21.5% 1,467,088$ 22.0% 11.2% Commercial Real Estate: Owner Occupied 660,066 11.0% 755,444 11.8% 852,697 12.8% 29.2% Income Producing 2,134,639 35.7% 2,102,115 32.0% 1,958,200 29.4% (8.3%) CRE Bridge Financing 420,134 7.0% 944,980 14.2% 1,042,185 15.7% 148.1% Subtotal 3,214,839$ 53.7% 3,802,539$ 60.0% 3,853,082$ 57.9% 19.9% Construction & Land: Owner Occupied 116,577 1.9% 58,691 0.9% 48,480 0.7% (58.4%) CRE Construction 949,926 15.9% 897,102 13.8% 1,023,213 15.4% 7.7% Land 126,433 2.1% 76,039 1.2% 64,075 1.0% (49.3%) Subtotal 1,192,936$ 19.9% 1,031,832$ 16.0% 1,135,768$ 17.1% (4.8%) Residential Mortgage 151,115$ 2.5% 104,357$ 1.6% 103,416$ 1.6% (31.6%) Consumer & Other 106,405$ 1.8% 96,861$ 1.5% 92,350$ 1.4% (13.2%) Total Loans 5,985,031$ 100.0% 6,411,528$ 100.0% 6,651,704$ 100.0% 11.1% As of June 30, 2017 As of December 31, 2017 As of June 30, 2018

Geographic Detail - Income Producing CRE NOTE: Data as of June 30, 2018  Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County 39 (Dollar Value in Thousands) Single Office/ Mixed Redevel./ Multi- & 1-4 County Hotel Condo Use Retail Family Single & 1-4 Family Industrial Other TOTAL % of Total Maryland Montgomery 14,105$ 52,510$ 86,545$ 25,516$ 19,198$ 11,464$ 15,414$ 22,292$ 247,044$ 12.6% Prince George's 114,696 22,760 2,841 45,216 385 3,479 11,592 9,270 210,239 10.7% Baltimore 19,573 2,976 30,031 6,632 1,553 2,566 1,275 - 64,606 3.3% Anne Arundel 9,730 3,103 - 9,072 - - 2,192 - 24,097 1.2% Frederick - 12,385 2,727 40,935 - 1,355 2,330 8,628 68,360 3.5% Eastern Shore 60,145 1,962 - 521 - 1,385 - - 64,013 3.3% Howard - 4,074 - 1,819 - 695 14,199 556 21,343 1.1% Charles - - - 658 - 161 - - 819 0.0% Other MD - 5,585 160 1,495 - - 8,964 1,456 17,660 0.9% Washington DC 170,768 31,892 173,188 56,690 121,249 47,055 - 9,305 610,147 31.2% Virginia Fairfax - 85,226 485 41,767 1,090 14,362 809 63,553 207,292 10.6% Loudoun - 19,554 - 16,122 - 1,407 2,628 9,400 49,111 2.5% Arlington 47,000 28,253 - 200 258 2,398 - 5,698 83,807 4.3% Alexandria - 14,119 3,902 - - - - - 18,021 0.9% Prince William 28,776 13,954 15,060 17,376 - 1,014 5,025 3,278 84,483 4.3% Fauquier - - - 1,997 - - - 3,236 5,233 0.3% Other VA - 63,659 107 17,567 - 1,733 14,018 4,242 101,326 5.2% Other USA 2,414 4,651 460 10,064 - 3,099 1,072 58,839 80,599 4.1% Total $467,207 $366,663 $315,506 $293,647 $143,733 $92,173 $79,518 $199,753 $1,958,200 100.0% % of Total 23.9% 18.7% 16.1% 15.0% 7.3% 4.7% 4.1% 10.2% 100.0%

Geographic Detail – Construction NOTE: Data as of June 30, 2018  Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County  Recognized expertise in Single Family and Condo construction lending  Portfolio is diversified among collateral types 40 (Dollar Value in Thousands) Single Residential & 1-4 Mixed Multi- County Condo Single & 1-4 Family Use Office Family Hotel Retail Other TOTAL % of Total Maryland Montgomery 36,992$ 58,530$ -$ 17,532$ -$ -$ -$ 16,171$ 129,225$ 12.6% Prince George's - 3,901 - - 26,436 3,334 - 21,474 55,145 5.4% Baltimore - 730 - - - - - 4,983 5,713 0.6% Anne Arundel - 35 20,421 - - - - - 20,456 2.0% Frederick - - - - - - - - - 0.0% Eastern Shore - 144 - - - - - - 144 0.0% Howard - 683 - - - - - - 683 0.1% Charles - - - - - - - - - 0.0% Other MD - 588 1,323 - - - - - 1,911 0.2% Washington DC 148,042 53,176 98,020 98,037 98,893 50,215 2,837 6,996 556,216 54.5% Virginia Fairfax 49,084 35,973 8,672 45,618 781 - - 9,752 149,880 14.6% Loudoun 3,651 198 1,519 2,013 - - - - 7,381 0.7% Arlington 16,106 21,966 - - - - - - 38,072 3.7% Alexandria - 2,639 34,197 - - - - - 36,836 3.6% Prince William - 2,488 - - - - - 5,145 7,633 0.7% Fauquier - - - - - - - 0.0% Other VA - 457 - - - - - - 457 0.0% Other USA - 100 - - 1,132 12,229 - - 13,461 1.3% Total $253,875 $181,608 $164,152 $163,200 $127,242 $65,778 $2,837 $64,521 $1,023,213 100.0% % of Total 24.9% 17.8% 16.0% 15.9% 12.4% 6.4% 0.3% 6.3% 100.0% Renovation 36,760$ 75,656$ 40,415$ 142,563$ 39,111$ 5,200$ 2,741$ 28,615$ 371,061$ 36.3% Ground-Up 217,115$ 105,952$ 123,737$ 20,637$ 88,131$ 60,578$ 96$ 35,906$ 652,152$ 63.7%

 Portfolio has $14.7 million of net unrealized losses at June 30, 2018  No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs  Average life of portfolio is 3.8 years  Excludes Federal Reserve and Federal Home Loan Bank stock Conservative Securities Portfolio 41 (Dollar Values in Thousands) June 30, 2018 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $225,610 $8 $5,467 $220,151 33.6% Mortgage Backed Securites - GSEs 389,504 283 9,481 380,306 58.0% Municipal Bonds 48,292 584 672 48,204 7.2% Corporate Bonds 8,004 60 1 8,063 1.2% Other Equity Investments 218 - - 218 0.0% Total Securities $671,628 $935 $15,621 $656,942 100.0% December 31, 2017 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $198,115 $283 $2,414 $195,984 33.3% Mortgage Backed Securites - GSEs 322,067 187 4,418 317,836 54.2% Municipal Bonds 60,976 1,295 214 62,057 10.3% Corporate Bonds 13,010 163 - 13,173 2.2% Other Equity Investments 218 - - 218 0.0% Total Securities 594,386$ 1,928$ 7,046$ 589,268$ 100.0% June 30, 2017 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $146,873 $360 $1,371 $145,862 29.4% Mortgage Backed Securites - GSEs 299,136 449 3,044 296,541 60.0% Municipal Bonds 43,166 1,720 - 44,886 8.6% Corporate Bonds 10,012 153 - 10,165 2.0% Other Equity Investments 218 - - 218 0.0% Total Securities $499,405 $2,682 $4,415 $497,672 100.0%

▪ Designated as a “Challenger” Bank 2015 & 2016 ▪ Member of KBW Bank Honor Roll 2010 - 2018 Nationally Recognized Financial Performance ▪ Community Bankers Cup Award 2012 - 2017 ▪ Ronald D. Paul named East Coast Region Community Banker of the Year 2014 Independent Community Bankers of America 42 ▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017

Highly Regarded by Bank Rating Firms FIRM BANK RATING 300/300 Green - *** B AUER F INANCIAL , I NC A - 43

Experienced Management Team 44 R onald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief E xec utive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Pau l is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and man age ment for office and multi - family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 19 97, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named “Washingtonian of the Year ” b y Washingtonian magazine and in 2009 was named the “Greater Washington Entrepreneur of the Year” by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named “Community Banker of the Year” by the American Banker magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America. Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc. Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms. Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry. Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate. Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently ser ved as Executive Vice President of Finance at the Bank. Mr. Levingston, a CPA, served in various financial and senior management ro les at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Bank s o f Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 16 years of experience in the banking industry.

Experienced Management Team 45 Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Cr edi t Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank , and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland. Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Re al Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New Yo rk and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washin gto n, DC metropolitan area. Lindsey S. Rheaume, EVP, Chief C&I Lending Officer Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credi t r isk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, res pon sible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $50 0MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank — which was acquired by United Bank in 2014 — where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

46 Historical Balance Sheet * Data for 2017 is shown on an operating basis. (Dollar Values in Thousands) 2013Y 2014Y 2015Y 2016Y 2017Y* 5 Year Compound Growth Rate 2018YTD Assets Cash and Equivalents $306,960 $256,025 $298,363 $368,163 $190,473 (10.9%) $265,791 Securities Available for Sale 389,405 404,903 504,772 559,708 625,592 15.0% 692,817 Total Cash and Securities 696,365 660,928 803,135 927,871 816,065 4.7% 958,608 Gross Loans HFI 2,945,158 4,312,399 4,998,368 5,677,893 6,411,528 20.8% 6,651,704 Loan Loss Reserves 40,921 46,075 52,687 59,074 64,758 11.6% 66,609 Loans Held for Sale 42,030 44,317 47,492 51,629 25,096 (35.6%) 30,493 Total Net Loans 2,946,267 4,310,641 4,993,173 5,670,448 6,371,866 18.9% 6,615,588 Real Estate Owned 9,225 13,224 5,852 2,694 1,394 (23.4%) 1,394 Total Intangibles 3,276 109,626 108,155 106,947 106,824 96.5% 106,475 Total Servicing Rights 234 282 387 472 388 22.1% 345 Other Assets 116,136 153,179 164,875 181,664 197,080 23.7% 197,607 Total Assets $3,771,503 $5,247,880 $6,075,577 $6,890,096 $7,493,617 17.1% $7,880,017 Liabilities Deposits $3,225,414 $4,310,768 $5,158,444 $5,716,114 $5,853,984 15.1% $6,268,758 FHLB Borrowings 30,000 140,000 0 0 325,000 61.0% 300,000 Repurchase Agreements 80,471 61,120 72,356 68,876 76,561 (5.5%) 29,135 Subordinated Debt 9,300 79,300 68,928 216,514 216,905 87.7% 217,100 Other Liabilities 32,455 35,933 37,248 45,793 56,141 21.0% 41,887 Total Liabilities 3,377,640 4,627,121 5,336,976 6,047,297 6,528,591 16.4% 6,856,880 Equity Preferred Equity 56,600 71,900 0 0 0 (100.0%) 0 Common Equity 340,582 546,212 738,410 845,180 966,775 27.4% 1,029,746 Net Unrealized Gain (Loss) (3,319) 2,647 191 (2,381) (1,749) (179.6%) (6,609) Total Stockholders Equity 393,863 620,759 738,601 842,799 965,026 22.5% 1,023,137 Total Liabilities and Equity $3,771,503 $5,247,880 $6,075,577 $6,890,096 $7,493,617 17.1% $7,880,017 Balance Sheet Analysis (%) Total Gross Loans/ Total Assets 78.09 82.17 82.27 82.41 85.56 84.41 Loans/ Deposits 91.31 100.04 96.90 99.33 109.52 106.11 Reserves/ Loans 1.39 1.07 1.05 1.04 1.01 1.00 Annualized Growth Rates (%) Asset Growth Rate 10.62 39.15 15.77 13.41 8.76 10.31 Gross Loans HFI 18.13 46.42 15.91 13.59 12.92 7.49 Deposit Growth Rate 11.33 33.65 19.66 10.81 2.41 14.17

47 Historical Income Statement Virginia Heritage Bank acquisition closed on October 31, 2014. * Data for 2014 is shown on an operating basis, net of merger related expenses; ** Data for 2017 is shown on an operating ba sis . P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. (Dollar Values in Thousands, except per share data) 2013Y 2014Y* 2015Y 2016Y 2017Y** 5 Year Compound Growth Rate 2018YTD Total Interest Income 157,294$ 191,573$ 253,180$ 285,805$ 324,034$ 17.9% 185,345$ Total Interest Expense 12,504 13,095 19,238 27,641 40,147 22.7% 31,355 Net Interest Income 144,790 178,478 233,942 258,164 283,887 17.4% 153,990 Loan Loss Provision 9,602 10,879 14,638 11,331 8,971 (11.1%) 3,619 Service Charges on Deposits 4,607 4,906 5,397 5,821 6,364 10.1% 3,374 Gain/Loss on Sale of Loans 14,578 6,886 11,973 11,563 9,276 (7.8%) 3,198 Gain/Loss on Sale of Securities 19 22 2,254 1,194 542 (4.7%) 68 Loss on early extinguishment of debt - - (1,130) - - (100.0%) - BOLI Revenue 720 1,283 1,589 1,554 1,466 30.2% 700 Other Noninterest Income 4,792 5,248 6,545 7,152 11,725 31.9% 3,516 Total Noninterest Income 24,716 18,345 26,628 27,284 29,373 6.6% 10,856 Salaries and Employee Benefits 47,481 57,268 61,749 67,010 67,129 9.0% 34,670 Premises and Equipment Expenses 11,923 13,317 16,026 15,118 15,632 8.9% 7,802 Marketing and Advertising 1,686 1,999 2,748 3,495 4,095 18.4% 2,228 Data Processing 5,903 6,163 7,533 7,747 8,220 13.2% 4,721 Legal, Accounting and Professional Fees 2,969 3,439 3,729 3,673 5,053 3.5% 5,152 FDIC Insurance 2,263 2,333 3,154 2,718 2,554 4.1% 1,626 Merger Expenses - 4,699 141 - - 100.0% - Other Noninterest Expenses 12,354 10,510 15,636 15,254 15,869 9.4% 7,211 Total Noninterest Expense 84,579 99,728 110,716 115,015 118,552 9.1% 63,410 Net Income Before taxes 75,325 86,216 135,216 159,102 185,736 27.0% 97,817 Income taxes 28,318 31,958 51,049 61,395 70,916 27.7% 24,807 Net Income 47,007 54,258 84,167 97,707 114,820 26.6% 73,010 Preferred Dividends 566 614 601 - - (100.0%) - Net Income Available to Common 46,441$ 53,644$ 83,566$ 97,707$ 114,820$ 27.0% 73,010$ Earnings per Share - Diluted 1.76$ 2.08$ 2.50$ 2.86$ 3.35$ 2.12$